SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of report: September 9, 1999

                              Lotus Pacific, Inc.
            (Exact name of registrant as specified in its charter)

                                  Delaware
                           State of Organization

                                000-24999
                          Commission File Number

                                52-1947160
                       Employer Identification Number

       200 Centennial Avenue, Suite 201, Piscataway, New Jersey 08854
                     Address of Principal Executive Office

                             (732) 885-1750
             Registrant's Telephone Number, Including Area Code





Item 5.    OTHER EVENTS

     On September 2, 1999, the Board of Directors of Lotus Pacific, Inc. (the "Company") appointed David Li as the Company's Chief Financial Officer, effective immediately.

     Mr. John O. Hing, the former Chief Financial Officer, resigned due to his continuing responsibilities and workload at U.S. Securities & Futures Corp., one of the subsidiaries of the Company.

     Mr. Li's professional experiences include CFO at US Business Network, investment banking at Donaldson, Lufkin and Jenrette advising clients on corporate financing and mergers & acquisitions, and investment management at Walden Group responsible for venture capital investments. He also worked as a management consultant at Booz Allen & Hamilton and McKinsey serving both multinational and Asian clients. Mr. Li received his MBA from the Wharton School at the University of Pennsylvania and MA from Columbia University.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)    Financial statements of business acquired.

       N/A

(b)    Pro forma financial information.

       N/A

(c)    Exhibits

       N/A





                                  Signature



    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.





                                         LOTUS PACIFIC, INC.


Date:  September 9, 1999                 By:   /s/  Jeremy Wang
                                         -------------------------------
                                           Jeremy Wang, President